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                                                                 (SELIGMAN LOGO)

                     SUPPLEMENT DATED SEPT. 14, 2009 TO THE
              PROSPECTUSES DATED MARCH 2, 2009 AS SUPPLEMENTED AND
                        JULY 1, 2009 AS SUPPLEMENTED, FOR
                        SELIGMAN GLOBAL FUND SERIES, INC.
                                  ON BEHALF OF
                  SELIGMAN GLOBAL TECHNOLOGY FUND (THE "FUND")

The Fees and Expenses section for Seligman Global Technology Fund is amended to add the following:

The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Sept. 11, 2010, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net Fund expenses will not exceed 1.57% for Class A, 2.34% for Class B, 2.33% for Class C, 1.12% for Class I, 1.92% for Class R2, 1.67% for Class R3, 1.42% for Class R4 and 1.17% for Class R5.

SL-9903-5 A (9/09)